UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 16, 2009

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 16, 2009, VIVUS, Inc., or the Company, entered into agreements with Deerfield ED Corporation, or ED, Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P. and Deerfield PDI Financing, L.P., amending the Funding and Royalty Agreement dated April 3, 2008 (referred to as the FARA) and amending and restating the Option and Put Agreement dated April 3, 2008 (referred to as the OPA).

Pursuant to the amendment to the FARA, ED will be able to satisfy its remaining funding obligations under the FARA through the sale of notes to Deerfield Private Design Fund, L.P. and Deerfield PDI Financing, L.P. pursuant to a Note Purchase Agreement attached to the amendment as Exhibit A.  As a result of this amendment, the subscription agreements that ED had entered into with Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P. to sell shares of ED to obtain funds to satisfy ED’s funding obligations under the FARA will terminate and be replaced by the Note Purchase Agreement.  A copy of the amendment to the FARA, including the Note Purchase Agreement, is attached as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

The OPA has been amended and restated to account for the change in the manner by which ED obtains funds to satisfy its funding obligations under the FARA, including, among other things, the addition of Deerfield PDI Financing, L.P. as a party and the requirement that a portion of the aggregate consideration payable under the OPA be used to repay the notes sold by ED pursuant to the Note Purchase Agreement to satisfy ED’s funding obligations under the FARA.  A copy of the amended and restated OPA is attached as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

10.1	First Amendment to Funding and Royalty Agreement, dated March 16, 2009, by and between Deerfield ED Corporation and VIVUS, Inc.
10.2

Amended and Restated Option and Put Agreement, dated March 16, 2009, by and between Deerfield ED Corporation, Deerfield Private Design Fund LP, Deerfield Private Design International L.P., Deerfield PDI Financing L.P., and VIVUS, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Lee B. Perry
Lee B. Perry Vice President and Chief Accounting Officer

Date:  March 19, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Funding and Royalty Agreement, dated March 16, 2009, by and between Deerfield ED Corporation and VIVUS, Inc.
10.2

Amended and Restated Option and Put Agreement, dated March 16, 2009, by and between Deerfield ED Corporation, Deerfield Private Design Fund LP, Deerfield Private Design International L.P., Deerfield PDI Financing L.P., and VIVUS, Inc.